================================================================================

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
   [_]  Preliminary proxy statement
   [X]  Definitive proxy statement
   [_]  Definitive additional materials
   [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               KINARK CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[_]  $125 per Exhcange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exhcnage Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock - $.10 par value per share
     (2)  Aggregate number of securities to which transactions applies:
          6,712,209 Shares of Common Stock
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1
                 ______________________________________________

     (4)  Proposed maximum aggregate value of transaction:
                 ______________________________________________

     [_] Check box if any part of the fee is offset as provided by Exhange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

________________________________________________________________________________
      (2)  Form, schedule or registration statement no.:

________________________________________________________________________________
      (3)  Filing party:

________________________________________________________________________________
      (4)  Date filed:

________________________________________________________________________________

================================================================================

April 9, 2003



                         ANNUAL MEETING - MAY 14, 2003


 Dear Kinark Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, May 14, 2003 at 11:00 a.m. The meeting will be held at the American Stock Exchange in New York City.

     The business expected to be conducted at the meeting is presented in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on the Company's operations. After the business presentation, the Directors and Management will be available for your questions.

     Your vote is important. Please ensure that your shares will be represented at the meeting by signing and returning your Proxy Card now, even if you plan to attend the meeting.

     On behalf of the Board of Directors, thank you for your continued interest in the Company. We look forward to seeing you at the annual meeting.




                                           Ronald J. Evans
                                           President and Chief Executive Officer

                            NOTICE OF ANNUAL MEETING
                           NEW YORK, NY, MAY 14, 2003



To the Stockholders of K1NARK CORPORATION:



     The Annual Meeting of the Stockholders of KINARK CORPORATION (the "Company") will be held at the American Stock Exchange in the Boardroom - 14th Floor, 86 Trinity Place, New York, NY on Wednesday, May 14, 2003 at 11:00 A.M. local time, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect eight directors to serve for a term of one year.

     2. CORPORATE NAME CHANGE. To amend the Company's Certificate of Incorporation to provide for the change of the Company's name from Kinark Corporation to "North American Galvanizing & Coatings, Inc."

     3. RATIFICATION OF AUDITORS. To ratify the Board of Directors appointment of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2003.

     4. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors fixed April 1, 2003 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A list of those stockholders will be open for examination at the offices of the Company for a period of ten (10) days prior to the meeting and also will be available for inspection at the meeting. A copy of the Company's Annual Report for the year ended December 31, 2002, is enclosed with this Notice.

     We have provided you a choice of voting your shares by Internet or Telephone or Mail, as outlined on the enclosed proxy card. Whichever method of voting you choose, it is important that your shares be represented at the meeting regardless of the number you may hold. If you do attend the meeting, you may vote or change your vote in person at the meeting even through you have previously voted your proxy.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Paul R. Chastain,
                                    Vice President & Secretary



April 9, 2003

                               KINARK CORPORATION
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2003

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kinark Corporation ("Kinark" or the "Company") for use at the Annual Meeting of Stockholders to be held May 14, 2003, at 11:00 a.m., local time, at the American Stock Exchange in New York City, N.Y., or at any adjournments thereof (the "Annual Meeting").

     On April 1, 2003, the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"), there were 6,736,919 shares of the Company's common stock outstanding (the "Common Stock"), each share of which entitles the holder thereof to one vote on all matters.

     The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted to determine the presence or absence of a quorum at the Annual Meeting. No cumulative voting rights are authorized and dissenters' rights are not applicable to the matters being proposed.

     This Proxy Statement and the accompanying Proxy are being mailed to the Company's stockholders on or about April 9, 2003.

     The Company's principal executive office is located at 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136-6832.

     The Company's Amended and Restated Bylaws (the "Bylaws") require the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon to elect the directors nominated for election at the Annual Meeting, as set forth in this Proxy Statement. Under Delaware General Corporation Law, a majority of the shares of Common Stock outstanding and entitled to vote are required to amend the Certificate of Incorporation.

     Abstentions will have no effect with respect to the election of directors. Under the rules of the American Stock Exchange, brokers who hold shares of Common Stock in street name for customers have "discretionary" authority to vote on certain items in their discretion, on behalf of their clients, if they do not receive instructions within ten days of the Annual Meeting.

     You may revoke your proxy at any time before it is voted by executing and filing, with the Company or its proxy solicitor, a revocation of your proxy or a subsequently dated proxy or by voting in person at the Annual Meeting. Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted for election of the Directors as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders and Form 10-K, covering the fiscal year ended December 31, 2002, including audited financial statements are enclosed with this Proxy Statement, but neither the report nor the financial statements are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     Eight directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting, in accordance with the Bylaws, to serve until the 2004 Annual Meeting or until their respective successors have been elected. All of the current directors, Linwood J. Bundy, Paul R. Chastain, Ronald J. Evans, Gilbert L. Klemann, II, Patrick J. Lynch, Joseph J. Morrow, John H. Sununu and Mark E. Walker have been nominated for reelection at the Annual Meeting for a term expiring at the 2004 Annual Meeting, and each of them has agreed to serve, if elected. The shares of Common Stock represented by proxies at the Annual Meeting will be voted in favor of (unless otherwise directed) the election of the nominees named below. While it is not anticipated, if any nominee is unable or should decline to serve as a director at the date of the Annual Meeting, such proxies will be voted for persons proposed by the Board.

      NOMINEES FOR ELECTION AS DIRECTORS TO SERVE UNTIL NEXT ANNUAL MEETING

The experience and background of each of the nominees are set forth below.

     LINWOOD J. BUNDY (60), first elected to Kinark's Board in 2000. Since 1993 President, Chief Executive Officer and member of the Board of Directors of Bundy, Inc., a privately-owned development, entertainment and investment company located in Iowa. From 1978 to 1998, President and Chief Executive Officer of Iowa State Ready Mix Concrete, Inc., a privately-owned concrete company located in Ames, Iowa. Past owner of Hallet Materials, a sand and gravel operation in Iowa and Texas (1986-1998). Mr. Bundy serves on the Board of Directors of Firststar Bank in Ames, Iowa. He is a past member of the Board of Trustees of Mary Greeley Medical Center, a member of the Order of the Knoll, an Iowa State University Foundation, and past member of a number of civic and professional organizations in Iowa. He is a member of the Audit and Compensation Committees.

     PAUL R. CHASTAIN (68), first elected to Kinark's Board in 1975, was appointed Vice President and Chief Financial Officer of Kinark in February 1996 and Secretary in January 2000. Mr. Chastain served as President and Chief Executive Officer of Kinark from July 1993 to February 1996. Chairman and Chief Executive Officer of Kinark from June 1991 through July 1993; and Co-Chairman and Co-Chief Executive Officer of Kinark from June 1990 through June 1991. From 1976 until June 1990, Executive Vice President and Treasurer of the Company. From 1973 until 1976, Vice President of Finance and Secretary of the Company.

     RONALD J. EVANS (53), first appointed to Kinark's Board in 1995, was appointed President of Kinark in February 1996 and Chief Executive Officer in November 1999. Private investor from May 1995 to February 1996. From July 1989 to May 1995, Vice President and General Manager of Deltech Corporation, a privately-owned specialty chemicals producer, From January 1989 to July 1989, Vice President of Sales and Marketing for Deltech Corporation. Manager from 1976 to 1989 for Hoechst Celanese Corporation. He is a member of the Executive Committee.

     GILBERT L. KLEMANN, II (52), Senior Vice President, General Counsel and Secretary of Avon Products Inc. since January 2001. During 2000, Mr. Klemann was of Counsel for the international law firm of Chadbourne & Parke LLP, New York City. From 1991 to 1999, Mr. Klemann was an Executive Officer and General Counsel of Fortune Brands, Inc. (formerly American Brands, Inc.), a publicly-owned consumer products holding company, where he also was a member of the Board of Directors. Prior to 1990 he was a partner in the law firm of Chadbourne & Parke LLP. He is a member of the Board of Directors of New York Lawyers For The Public Interest, Inc. Mr. Klemann was appointed to the Board of Directors of Kinark Corporation in August 2000 and serves on the Company's Executive Committee.

     PATRICK J. LYNCH (65), Private investor and formerly Senior Vice President and Chief Financial Officer of Texaco Inc., a publicly-owned oil and petrochemicals company, from 1997 to 2001. For more than five years, Mr. Lynch was actively engaged in the business of Texaco Inc. or one of its subsidiaries or affiliated companies. He was a member of the Trustees of The American Petroleum Institute, The Conference Board Financial Executives and CFO Advisory Council, and serves as Chairman of the Board of Trustees for lone College in New Rochelle, New York. Mr. Lynch was appointed to the Board of Directors of Kinark Corporation in February 2001 and is a member of the Audit and Compensation Committees and serves as Chairman of the Audit Committee.

     JOSEPH J. MORROW (63), first elected to Kinark's Board in 1996, was appointed Non-Executive Chairman of the Board of Kinark in November 1999. Chief Executive Officer of Morrow & Co., Inc., a privately-owned proxy solicitation firm, since 1972. Chief Executive Officer of Proxy Services Corporation from 1972 to 1992. Chairman of Proxy Services Corporation from 1992 to present.

     JOHN H. SUNUNU (63), first elected to Kinark's Board in 1996, is President of JHS Associates, Ltd. since June 1992 and a former partner in Trinity International Partners, both private financial firms, and served as co-host of CNN's "Crossfire", a news/public affairs discussion program, from March 1992 until February 1998. From January 1989 until March 1992, Chief of Staff to the President of the United States. From January 1983 to January 1989, Governor of the State of New Hampshire. From 1963 until his election as Governor, President of JHS Engineering Company and Thermal Research Inc. Helped establish and served as chief engineer for Astro Dynamics Inc. from 1960 until 1965. From 1968 until 1973, Governor Sununu was Associate Dean of the College of Engineering at Tufts University and Associate Professor of Mechanical Engineering. Served on the Advisory Board of the Technology and Policy Program at MIT from 1984 until 1989. A member of the National Academy of Engineering and the Board of Trustees for the George Bush Presidential Library Foundation. He is a member of the Executive Committee and serves as its Chairman.

     MARK E. WALKER (47), first elected to Kinark's Board in 1993, is President and Director since 1991 of Ocean's Window, Inc., a privately-owned recreation services firm and President and Director of Ocean's Window Travel Services since 1995. Manager from 1965 until 1992 for DSC Communications Corporation. Manager from 1978 until 1984 for Texas Instruments Incorporated. He is a member of the Audit and Compensation Committees and serves as Chairman of the Compensation Committee.

     With the exception of Messrs. Chastain and Evans, none of the directors are, or have been, employed by any parent, subsidiary or other affiliate of the Company. There are no family relationships between any directors or executive officers.

     The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.

                        BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors presently consists of eight directors. The Board meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when necessary between scheduled meetings.

     The Board met seven times in 2002 (including regularly scheduled and special telephonic meetings). All of the incumbent directors attended at least 90% of the total meetings of the Board of Directors and the committees on which they were members.

DIRECTOR'S COMPENSATION

     Directors who are also employees of the Company receive no compensation beyond their normal salary for their Board and committee services. All directors, including employee/Board members, are reimbursed by the Company for travel expenses incurred by them in connection with their attendance at Board or committee meetings or other business of the Company.

     Non-employee directors receive an annual fee of $20,000, payable in quarterly installments and receive no additional compensation for committee services beyond their annual fee. A director may elect to receive the annual fee in cash or shares of the Company's common stock, or a combination thereof. Under the Company's 1996 Stock Option Plan, each non-employee director who is serving as such on July 1 of each year receives a grant of options to purchase 5,000 shares of the Company's Common Stock (the "Non-Employee Director Options"). Under the 1996 Stock Option Plan, the exercise price of Non-Employee Director Options is 100% of the fair market value of the Company's Common Stock on the date of the grant. Non-Employee Director Options are not exercisable until six months following the date of the grant and such options cease to be exercisable ten years after the date of the grant.

COMMITTEES OF THE BOARD

     The Board of Directors has established standing Executive, Audit and Compensation Committees. The membership of each of these committees is determined from time to time by the Board.

     EXECUTIVE COMMITTEE. The Executive Committee is delegated authority to act on behalf of the Board in certain operational and personnel matters, and to approve capital expenditures within limits authorized by the Board. The functions customarily attributable to a nominating committee are generally performed by the Executive Committee, which evaluates the qualifications of Board candidates for consideration of nomination by the Board of Directors. Messrs. Evans, Sununu, and Walker are the present members of the Executive Committee and Mr. Sununu acts as Chairman. The Executive Committee held four (4) meetings in 2002.

     COMPENSATION COMMITTEE. The Compensation Committee considers remuneration of the corporate and subsidiary officers of the Company, and administers the Company's incentive compensation plans and its 1996 Stock Option Plans. Outside directors Messrs. Bundy, Lynch and Walker are the present members of the Compensation Committee and Mr. Walker acts as Chairman. The Compensation Committee met two (2) times in 2002.

     AUDIT COMMITTEE. The Audit Committee reviews the scope of the annual audit and recommendations of the independent audit firm, evaluates overall risk exposure and reviews the adequacy of overall internal control functions of the Company. The Audit Committee is composed entirely of independent directors who are not employees of the Company or any of its subsidiaries. Additional financial expertise on the Audit Committee is provided by audit committee chairman Patrick J. Lynch, retired Senior Vice President and Chief Financial Officer of Texaco Inc., who is independent of management. Messrs. Bundy, Lynch and Walker are the present members of the Audit Committee. The Audit Committee held five (5) meetings in 2002.

     The Company's Bylaws require that a stockholder who desires to nominate a candidate for election to the Board at the Annual Meeting or present business to be considered at the Annual Meeting must give the Board advance notice of such nomination or proposed business. To be timely, a stockholder's notice must be received at the principal executive offices of the Company not less than 90 days prior to the meeting. However, in the event that the date of the next annual meeting is advanced more than 30 days or delayed more than 60 days from the date of the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date notice of such meeting is first given to stockholders in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission ("SEC"). The Company's Bylaws require that the notice contain certain information with respect to the proposed nominee or business and the stockholder giving the notice. The Executive Committee will consider nominees proposed by stockholders in compliance with this procedure. The Company will furnish on request to any stockholder a copy of the relevant section of the Bylaws.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of March 31, 2003, regarding the beneficial ownership of the Company's Common Stock by (a) all persons who are beneficial owners of five percent or more of the Common Stock,
(b) each director of the Company, (c) each executive officer of the Company, and
(d) all directors and officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares:

                                      AMOUNT AND NATURE          PERCENTAGE OF
NAME OF STOCKHOLDER                OF BENEFICIAL OWNERSHIP      COMMON STOCK (1)
--------------------------------------------------------------------------------
Linwood J. Bundy                          123,058 (2)                 1.8
Paul R. Chastain                           39,139 (3)                 0.6
Ronald J. Evans                           340,016 (4)                 4.8
Gilbert L. Klemann, II                    106,407 (5)                 1.6
Patrick J. Lynch                           67,034 (6)                 1.0
Joseph J. Morrow                        2,074,886 (7)                30.1
John H. Sununu                            296,952 (8)                 4.3
Mark E. Walker                            439,530 (9)                 6.5
Robert G. and Pauline B. Walker
 Revocable Trust                          345,724 (10)                5.1
Edmund A. Schwesinger, Jr.                397,900 (11)                5.9
All Kinark Directors and
  Officers as Group (8 persons)         3,487,022 (12)               46.2

     Each person named above has sole voting and dispositive power with respect to all the shares listed opposite such person's name, unless indicated otherwise.

(1) Based on 6,736,919 shares of the Company's Common Stock outstanding as of March 31, 2003 plus any currently exercisable warrants and stock options or stock options which become exercisable within 60 days. The address for each Director of the Company is: c/o Kinark Corporation, 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136-6832.

(2)  Includes 82,291 shares subject to options and warrants exercisable.

(3)  Includes 6,000 shares subject to options exercisable.

(4)  includes 289,583 shares subject to options and warrants exercisable.

(5)  Includes 81,249 shares subject to options and warrants exercisable.

(6)  Includes 46,458 shares subject to options and warrants exercisable.

(7) Includes 168,332 shares subject to options and warrants exercisable. The shares listed for Mr. Morrow include 55,536 shares owned by his wife. Mr. Morrow disclaims beneficial ownership of these shares.

(8)  Includes 101,666 shares subject to options and warrants exercisable.

(9) Includes 35,000 shares subject to options exercisable. The shares listed for Mr. Walker include 8,000 shares of Common Stock owned by a trust for Mr. Walker's son, of which Mr. Walker is trustee, and 345,724 shares owned by the Robert G. and Pauline B. Walker Revocable Trust. Mr. Walker disclaims beneficial ownership of such shares and shares of Common Stock owned by other members of the Walker family.

(10) Information based on Schedule 13D of the Robert G. and Paufine B. Walker Revocable Trust, the Pauline B. Walker Revocable Trust A and the Robert G. Walker Irrevocable Trust B filed with the SEC dated December 14, 1996. The Robert G. and Pauline B. Walker Revocable Trust, together with two affiliated trusts, the Pauline B. Walker Revocable Trust A and the Robert
     G. Walker Irrevocable Trust B, beneficially own 345,724 shares. Paufine B. Walker is the sole trustee of all three trusts.

(11) Information based on Schedule 13G of Mr. Edmund A. Schwesinger, Jr., 94 Cutler Road, Greenwich, Connecticut 06831, filed with the SEC.

(12) All directors and officers as a group held in the aggregate presently exercisable stock options and warrants to acquire 810,579 shares. On the Record Date, directors and officers as a group owned 2,676,443 shares, or 39.7% of the 6,736,919 shares outstanding and entitled to vote, not including presently exercisable stock options and warrants.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                         ----------------------
                              ANNUAL COMPENSATION                     AWARDS                PAYOUTS
                      ------------------------------------------------------------------------------------
                                                    OTHER                    UNDER-              ALL OTHER
                                                    ANNUAL    RESTRICTED     LYING                COMPEN-
NAME AND                                            COMPEN-     STOCK       OPTIONS/    LTIP      SATION
PRINCIPAL POSITION    YEAR     SALARY     BONUS     SATION     AWARD(S)     SARS(#)    PAYOUTS      (A)
----------------------------------------------------------------------------------------------------------
Paul R. Chastain,     2002    $141,600      --        --          --           --         --      $8,921
Vice President and    2001     141,600      --        --          --           --         --       8,921
CFO and Secretary     2000     141,600      --        --          --           --         --       8,921

Ronald J. Evans       2002    $150,000   $33,020      --          --           --         --      $8,662
Ronald J. Evans       2001     100,000      --        --          --           --         --       6,300
President and CEO     2000     100,000      --        --          --           --         --       6,300

(A) All compensation shown in this column represents the Company's matching contributions to its 401(k) defined contribution retirement plan.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZATION
                      NUMBER OF       % OF TOTAL                                     AT ASSUMED ANNUAL RATES
INDIVIDUAL GRANTS     SECURITIES        OPTIONS                                    OF STOCK PRICE APPRECIATION
                      UNDERLYING       GRANTED TO      EXERCISE                        FOR OPTION TERM (1)
                       OPTIONS        EMPLOYEES IN       PRICE       EXPIRATION        -------------------
                      GRANTED(#)       FISCAL YEAR     ($/SHARE)        DATE            5%            10%
--------------------------------------------------------------------------------------------------------------
Ronald J. Evans (2)     25,000            55.6%          $1.00         3/06/12       $15,772        $39,944

Note (1) The assumed values result from certain prescribed rates of stock price appreciation. Values were calculated based on a ten-year exercise period. The actual value of the option grant is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved. The Company did not use an alternative formula for a grant date valuation, as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.
Note (2) Options become exercisable over a four year period, with 25% of the shares becoming exercisable on each anniversary of the grant date.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                         SHARES                   OPTIONS AT FISCAL YEAR-END        IN-THE-MONEY OPTIONS AT
                        ACQUIRED       VALUE               (SHARES)                   FISCAL YEAR-END ($)
                      ON EXERCISE     REALIZED   -------------------------------------------------------------
NAME                        #         ($) (A)    EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
Paul R. Chastain (B)        0            0             6,000            0             0                0

Ronald J. Evans (C)         0            0           233,000            0             0                0

Ronald J. Evans (D)         0            0            17,000            0             0                0

Ronald J. Evans (E)         0            0                 0       25,000             0          $11,750

(A) Market value of underlying securities at December 31, 2002 minus the exercise price of "in-the-money" options.
(B) Option granted February 16, 1994 pursuant to the Company's 1988 Stock Option Plan at an exercise price of $4.50 per share was not "in-the-money" at December 31, 2002.
(C) Option granted April 3, 1996 pursuant to the Company's 1988 Stock Option Plan at an exercise price of 2.50 per share was not "in-the-money" at December 31, 2002.
(D) Option granted July 18, 1996 pursuant to the Company's 1996 Stock Option Plan at an exercise price of $3.50 per share was not "in-the-money" at December 31, 2002.
(E) Option granted March 6, 2002 pursuant to the Company's 1996 Stock Option Plan at an exercise price of $1.00 per share.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board reviews the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     In accordance with SEC rules designed to enhance disclosure of companies' policies toward executive compensation, the following is a report submitted by the Compensation Committee members addressing the Company's compensation policy as it related to the named executive officers for fiscal 2002.

     The Company's objective is to ensure that executive compensation is directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

     CLASSIFICATION. The company assigns a job grade to each salaried position, and each job grade has a salary range which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a reasonably competitive compensation structure.

     COMPETITIVE SALARY BASE. Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each subsidiary key officer and senior managers and corporate officer is reviewed annually by the president and chief executive officer who may recommend an increase for approval by the Compensation Committee. The president and chief executive officer's salary is determined by the Board based on a review and recommendation by the Compensation Committee.

     ANNUAL INCENTIVE COMPENSATION. The Company's officers and key subsidiary personnel are eligible to participate in an annual incentive compensation plan with awards based primarily on achievement of profit performance targets. Awards are subject to decrease or increase on the basis of the Company's performance and at the discretion of the Compensation Committee. In 2002, the Compensation Committee recommended for Board approval payment of incentive awards totaling $123,020 to the Company's executive officers and key managers of the galvanizing subsidiary, comprising twenty-four (24) persons.

     STOCK OPTION PROGRAM. The purpose of this program is to provide additional incentives to employees to work to maximize growth of the Company and shareholder value. The stock option program may utilize vesting periods to encourage key employees to continue in the employ of the Company. The number of options granted is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. All options have been granted at the current market price at the time of the grant. The Compensation Committee works to achieve equitable compensation objectives for key employees. In 2002, the Compensation Committee approved stock option grants totaling 45,000 shares of the Company's Common Stock to the Company's president and key galvanizing subsidiary officers.

     The Compensation Committee believes that its objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. The committee believes that compensation levels during 2002 adequately reflect the Company's compensation goals and policies.

                                    The Compensation Committee:


                                    MARK E. WALKER
                                    LINWOOD J. BUNDY
                                    PATRICK J. LYNCH

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's 1996 Stock Option Plan and Rule 16b-3 of the Securities Exchange Act of 1934, as amended, require that at least two of the Compensation Committee members be non-employee directors. The Compensation Committee is presently comprised of Directors Messrs. Lynch, Bundy, and Walker, none of whom are employees of Kinark.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Kinark's Audit Committee consists of three directors, all of whom are independent in accordance with and meet the other requirements of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors and is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement. In connection with the fiscal 2002 audit, the Audit Committee has:

     o reviewed and discussed with Deloitte & Touche, LLP, our independent auditors ("Deloitte & Touche"), and with management Kinark's audited financial statements to be included in our annual report on Form 10-K for the year ended December 31, 2002,

     o discussed with Deloitte & Touche the matters required by Statement of Accounting Standards No. 61, and

     o received from and discussed with Deloitte & Touche the written disclosures and letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 as modified or supplemented, regarding their independence.

     Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

                                    The Audit Committee:

                                    PATRICK J. LYNCH
                                    LINWOOD J. BUNDY
                                    MARK E. WALKER


     THE FOREGOING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT OR REFERENCE TO THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT KINARK SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                   PROPOSAL 2


           AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                            CHANGE THE COMPANY'S NAME


     The Board has unanimously adopted a resolution approving and recommending to the Company's stockholders for their adoption an amendment (the"Amendment") to Article First of the Certificate of Incorporation to change the name of the Company from Kinark Corporation to "North American Galvanizing & Coatings, Inc." In all other respects the terms and provisions of the Company's Certificate of Incorporation will remain unaltered.

     The Board believes that the name "North American Galvanizing & Coatings, Inc." better describes the core business and reflects the culmination of strategically refocusing the company on hot dip galvanizing and coatings. The Board also believes the Company has developed a very recognizable brand name with North American Galvanizing, a name reflecting quality of product and service, and is positioned to capitalize on that asset.

     The Amendment requires the approval of a majority of the shares of Common Stock outstanding as of the Record Date and, if the Amendment is so approved at the Annual Meeting, the Company intends for the Amendment to become effective on or about July 1, 2003, upon filing with the Secretary of the State of Delaware.

     The text of Article First of the Certificate of Incorporation as proposed to be mended is set forth in Exhibit 1 hereto.


              THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT.

PROPOSAL 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee has appointed Deloitte & Touche LLP as independent accountants to examine the financial statements of the Company for the year ending December 31, 2003. The Board of Directors has directed that such appointment be submitted for ratification by the stockholders at the meeting.

     Deloitte & Touche LLP has served as the independent accountant for the Company since 1990. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's 2002 annual financial statements and for the reviews of the financial statements included in the Company's 2002 Quarterly Reports on Form 10-Q were $127,052, including expenses.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche in the 2002 fiscal year relating to financial information systems design and implementation.

 ALL OTHER FEES

     The aggregate fees, including expenses, billed for all other services rendered by Deloitte & Touche related to the 2002 fiscal year was $85,927 and can be sub-categorized as follows:

     Attestation Fees. The aggregate fees billed for attestation services rendered by Deloitte & Touche for matters such as consents related to SEC and other registration statements, audits of employee benefit plans and consultation on accounting standards or transactions was $9,700.
     Other Fees, The aggregate fees billed for all other services, such as consultation related to tax planning and compliance rendered by Deloitte & Touche in the 2002 fiscal year was approximately $76,227. The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit services by Deloitte & Touche LLP for the year ended December 31, 2002 is compatible with maintaining the principal auditor's independence.

     The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the meeting, is required for ratification of the appointment of Deloitte & Touche LLP as the independent accountants.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
           RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

COMPANY PERFORMANCE

     The following performance graph compares cumulative total stockholder returns on the Company's Common Stock compared to the Dow Jones Diversified Industrials Index and the Dow Jones Equity Market Index calculated at the end of each fiscal year, December 31, 1997 through December 31, 2002. The graph assumes $100 was invested December 31, 1997, in the Company's Common Stock and in each of the referenced indices and assumes the reinvestment of dividends.


STOCK PERFORMANCE
(Dollars)


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
          AMONG KINARK CORPORATION, THE DOW JONES US TOTAL MARKET INDEX
               AND THE DOW JONES US INDUSTRIAL, DIVERSIFIED INDEX



                              [GRAPH APPEARS HERE]



                                              Cumulative Total Return
                              ----------------------------------------------------------
                              Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                               1997      1998      1999      2000      2001      2002
Kinark Corporation            100.00     72.92     50.00     29.17     32.33     49.00

Dow Jones US Total Market     100.00    124.90    153.28    139.07    122.50     95.45

Dow Jones US Industrial,      100.00    128.61    174.24    175.49    157.77    102.45
Diversified

                           RELATED PARTY TRANSACTIONS

     In February 2001, the Company offered a private placement of subordinated debt and warrants (together, the "Private Securities") to certain of its directors and to accredited shareholders holding at least 100,000 shares of Common Stock. The exercise price of $.856 a share for the Warrant was determined based on the average closing market price for the Common Stock on the American Stock Exchange for the 20 business day period beginning three business days after February 17, 2001. A special committee of the Board of Directors approved the offering of the Private Securities and the special committee received an opinion from The Robinson-Humphrey Company, LLC that the consideration to be paid in the offering was fair to the Company from a financial point of view. The following directors and nominees for reelection participated in the offering as indicated:

     Linwood J. Bundy - 10% Subordinated Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

     Ronald J. Evans (President) - 10% Subordinated Note for $50,000 and Warrant to purchase 33,333 shares of Common Stock.

     Gilbert L. Klemann, II - 10% Subordinated Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

     Patrick J. Lynch - 10% Subordinated Note for $50,000 and Warrant to purchase 33,333 shares of Common Stock.

     Joseph J. Morrow - 10% Subordinated Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

     John H. Sununu - 10% Subordinated Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

     The Morrow Foundation - 10% Subordinated Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

     Mr. Joseph J. Morrow, a director of the Company and a nominee for reelection, is the chief executive officer of Morrow & Co., Inc., which provides proxy solicitation and other stockholder related services to the Company as described in the section titled "Other Matters" in this Proxy Statement.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such owner ship with the SEC. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that, during the last fiscal year, its executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.


                              STOCKHOLDER PROPOSALS

     If any stockholder wishes to submit a proposal for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting, such proposal must be received at the Company's principal executive office by January 13, 2004. Such proposal should be directed to Kinark Corporation, Attention: Secretary, 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER MATTERS

     Management is not aware of any other business to be presented at the meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

     All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. The Company has also retained Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, to assist in such solicitation. We expect to pay Morrow & Co. a fee of $7,500 for its services and will reimburse Morrow for certain out-of-pocket expenses estimated to be $6,000. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

     Mellon Investor Services LLC has been retained to receive and tabulate proxies and to provide a representative to act as inspector of election for this Annual Meeting of Stockholders.


                                    By order of the Board of Directors


                                    Paul R. Chastain
                                    Vice President & Secretary

Tulsa, Oklahoma

April 9, 2003

                                    EXHIBIT 1


                          PROPOSED ARTICLE FIRST OF THE
                      RESTATED CERTIFICATE OF INCORPORATION


"FIRST: The name of the Corporation is NORTH AMERICAN GALVANIZING & COATINGS, INC."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES     Please
LISTED BELOW AND FOR THE PROPOSALS LISTED BELOW.              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

--------------------------------------------------------------------------------

1. Election of the following nominees as Directors: 01 Linwood J. Bundy, 02 Paul R. Chastain, 03 Ronald J. Evans, 04 Gilbert L. Klemann, II, 05 Patrick J. Lynch, 06 Joseph J. Morrow, 07 John H. Sununu, 08 Mark E. Walker.

                FOR all                             WITHHOLD
            nominees listed                         AUTHORITY
         (except as marked to                    to vote for all
            the contrary)                        nominees listed

                  |_|                                  |_|

INSTRUCTIONS: To vote FOR or WITHHOLD AUTHORITY to vote for the election of all candidates, check the appropriate box hereon. To withhold authority to the election of any candidate(s), write the name(s) of such candidate(s) in the following space:

________________________________________________________________________________

If no box is marked hereon, the undersigned will be deemed to vote FOR each candidate except that the undersigned will not be deemed to consent to the election of any candidate whose name is written in the space provided above.

--------------------------------------------------------------------------------

2. Amend Article First of the Company's Restated Certificate of Incorporation to change the Company's name from Kinark Corporation to North American Galvanizing & Coatings, Inc.

        FOR                     AGAINST                 ABSTAIN

        |_|                       |_|                     |_|

--------------------------------------------------------------------------------

3.    Ratify appointment of Deloitte & Touche LLP as independent accountants.

        FOR                     AGAINST                 ABSTAIN

        |_|                       |_|                     |_|

--------------------------------------------------------------------------------

4. In their discretion, upon such other matters as may properly come before the Annual Meeting.

        FOR                     AGAINST                 ABSTAIN

        |_|                       |_|                     |_|

--------------------------------------------------------------------------------

                          **THIS IS YOUR PROXY CARD**

                    PLEASE SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                   IF NO BOX IS MARKED ABOVE WITH RESPECT TO
                 PROPOSALS 2, 3 AND/OR 4, THE UNDERSIGNED WILL
                  BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS.


Signature________________________ Signature________________________ Date________

Please sign below exactly as name appears on this Proxy. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------            ------------------------------------            ---------------------
               Internet                                    Telephone                                    Mail
     http://www.eproxy.com/kin                          1-800-435-6710
Use the Internet to vote your proxy.            Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when               vote your proxy. Have your proxy                   your proxy card
you access the web site. You will be     OR     card in hand when you call. You will     OR              and
prompted to enter your control                  be prompted to enter your control                  return it in the
number, located in the box below, to            number, located in the box below,               enclosed postage-paid
create and submit an electronic                 and then follow the directions                        envelope.
ballot.                                         given.
------------------------------------            ------------------------------------            ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                               KINARK CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE DIRECTORS
             For the Annual Meeting of Stockholders on May 14, 2003

      The undersigned, a stockholder of record of Kinark Corporation (the "Company") on April 1, 2003 (the "Record Date"), hereby appoints Linwood J. Bundy, Ronald J. Evans and Paul R. Chastain, or any of them with full power of substitution, as proxies for the undersigned, to vote all shares of common stock, $.10 par value per share (the "Common Stock"), of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 14, 2003, and at any adjournments or postponements thereof, on the following matters.

      (Continued, and to be marked, dated and signed, on the reverse side)

      The invalidity, illegality or enforceability of any particular provision of this Proxy shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 Annual Meeting

                                       of

                        Kinark Corporation Stockholders

                            Wednesday, May 14, 2003
                                   11:00 a.m.

                            American Stock Exchange
                             Boardroom - 14th Floor
                                86 Trinity Place
                                  New York, NY